                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                             _____________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

          ___________________________________________________________

                                Date of Report
                       (Date of earliest event reported)

                                 July 23, 1999


                  CATERPILLAR FINANCIAL SERVICES CORPORATION
            (Exact name of registrant as specified in its charter)


        Delaware                        0-13295                                 37-1105865
------------------------      --------------------------------    ---------------------------------------
(State of incorporation)        (Commission File Number)            (IRS Employer Identification No.)



      3322 West End Avenue
      Nashville, Tennessee                                  37203-09830
-------------------------------------------       ---------------------------
(Address of principal executive offices)                    (Zip Code)



                                    (615) 386-5800
                        ----------------------------------------
                           (Registrant's telephone number,
                                including area code)

                                      N/A
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.   Other Events.

          In connection with the registrant's Registration Statement (Form S-3), Registration No. 333-73083, the registrant is filing herewith the documents listed in Item 7 below.

Item 7.   Exhibits

8.1 Opinion of Orrick, Herrington & Sutcliffe LLP, as to certain tax matters.

23.4 The consent of Orrick, Herrington & Sutcliffe LLP is contained in their opinion filed as Exhibit 8.1.

                                       2
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CATERPILLAR FINANCIAL SERVICES
                                             CORPORATION
                                            (Registrant)



Date:  July 30, 1999                        By:        /s/ Paul J. Gaeto
                                              ----------------------------------
                                                         Paul J. Gateo
                                                           Secretary

                                       3
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                                 EXHIBIT INDEX

Exhibit Number                            Description
--------------                            -----------
8.1 Opinion of Orrick, Herrington & Sutcliffe LLP, as to certain tax matters

23.4 The consent of Orrick, Herrington & Sutcliffe LLP is contained in their opinion filed as Exhibit 8.1.

                                       4